Fees Summary	Jun. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 117,591,771
Previously Paid Amount	0
Total Fee Amount	16,239.43
Total Offset Amount	0
Net Fee	$ 16,239.43